Exhibit 10.3.5

TERMINATION AGREEMENT

This Termination Agreement (this “Agreement”) is dated March 28, 2014 and is made

BY AND BETWEEN:

GS HOME SHOPPING INC., a public listed company incorporated under the laws of Republic of Korea, having its registered office at GS Gangseo Tower, 10, Mullae-Dong 6-Ga, Youngdungpo-Gu, Seoul, Republic of Korea, 150-096 (“GSHS”) of the FIRST PART;

AND

SAIF II MAURITIUS COMPANY LIMITED, a company incorporated under the laws of Mauritius, having its office at 3rd Floor, Raffles Tower, 19 Cybercity, Ebène, Mauritius (“SAIF”) of the SECOND PART;

AND

ORCHARD CENTAR MASTER LIMITED, a company incorporated under the laws of British Virgin Islands, having its office at Romasco Palace, Wickhams Cay 1, PO Box3140, Road Town, Tortola, British Virgin Islands, VG 1110 (“CENTAR”) and MAKIRA SP5 LIMITED, a company incorporated under the laws of the Cayman Islands, having its office at Cricket Square, Hutchins Drive, PO Box 1681, Grand Cayman, Cayman islands, KY-1111 (“MAKIRA) (Centar and Makira are hereinafter referred to as “OCP”) of the THIRD PART;

AND

NETWORK18 HOLDINGS LIMITED, a company incorporated under the laws of Mauritius, having its registered office at 5th Floor, Ebene Esplanade, 24 Cybercity, Ebene, Mauritius (“Network18”) of the FOURTH PART;

AND

TV18 HSN HOLDINGS LIMITED (to be renamed NW18 HSN Holdings Plc upon becoming a public company), a company incorporated under the laws of Cyprus, and having its registered office at 10 Diomidous Street, Alphamega Akropolis Building, 3rd Floor, Office 401, 2024 Nicosia, Cyprus (the “Company”) of the FIFTH PART.

RECITALS

A.	GSHS, SAIF, OCP and Network18 are shareholders of the Company.

B.	GSHS, SAIF, OCP and Network18 and the Company entered into a Shareholders Agreement on October 1, 2013 (the “Old Shareholders Agreement”) to regulate their respective rights and obligations as shareholders of the Company.

C.	GSHS, SAIF, OCP, Network18 and the Company wish to enter into this Agreement to provide for the termination of the Old Shareholders Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants, representations and warranties hereinafter contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement (the “Parties”) hereby agree as follows:

As of the first closing date of the initial public offering of the Company’s equity securities on NASDAQ or NYSE in accordance with the Company’s Registration Statement on Form F-1 which was confidentially filed with the SEC on February 8, 2014 and will be publically filed subsequently with the SEC and as contemplated in the underwriting agreement for such offering between the Company and the underwriters (the “Closing Date”), the Old Shareholders Agreement shall automatically terminate and no longer of any force or effect.

If the Closing Date does not occur on or before 31 December 2014, this Agreement shall automatically terminate and no longer of any force or effect.

This agreement shall constitute a termination of the Old Shareholders Agreement pursuant to Section 14.9(a)(i) thereof and shall be subject to the terms and conditions set forth in Section 14.9(c) thereof, except that the provisions in the Old Shareholders Agreement relating to confidentiality shall not survive this termination notwithstanding any provision to the contrary in Section 14.9(c).

This Agreement shall be governed and interpreted by and construed in accordance with the laws of the Cyprus, without giving effect to the principles of conflict of laws thereunder.

This Agreement may be executed by the Parties in separate counterparts each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Agreement on the day and year first hereinabove written.

Witnessed by:		SAIF II MAURITIUS COMPANY LIMITED

Name:	ANITA CHAN	By:	/s/ ANDREW Y. YAN
Address:	2516-2520 TWO PACIFIC PLACE	Name:	ANDREW Y. YAN
88 QUEENSWAY, HONG KONG		Title:	AUTHORIZED SIGNATORY

GS HOME SHOPPING INC.

Name:	LIM HO SHIM	By:	/s/ HUH, TAE SOO
Address:	10 MULLAE DONG 6-GA	Name:	HUH, TAE SOO
YOUNDUNGPO GU SEOUL KOREA		Title:	PRESIDENT & CEO

ORCHARD CENTAR MASTER LIMITED

Name:	JOYCE FOK	By:	/s/ BEN HARRIS
Address:	3401 GLOUCESTER TOWER	Name:	BEN HARRIS
THE LANDMARK, CENTRAL, HONG KONG		Title:	AUTHORIZED SIGNATORY

MAKIRA SP5 LIMITED

Name:	JOYCE FOK	By:	/s/ BEN HARRIS
Address:	3401 GLOUCESTER TOWER	Name:	BEN HARRIS
THE LANDMARK, CENTRAL, HONG KONG		Title:	AUTHORIZED SIGNATORY

NETWORK18 HOLDINGS LIMITED

Name:	ADARSH GOBURDHAN	By:	/s/ ASLAM KOOMAR
Address:	POPE HENESSY STREET	Name:	ASLAM KOOMAR
CUREPIPE		Title:	DIRECTOR

TV18 HSN HOLDINGS LIMITED

Name:	SOPHIA PROTOPAPA	By:	/s/ MILORAD VUJNOVIC
Address:	10, DIOMIDOUS STREET	By:	/s/ GEORGE FLOURENTZOU
ALPHAMEGA AKROPOLIS BUILDING		Name:	MILORAD VUJNOVIC
3RD FLOOR, OFFICE 401			GEORGE FLOURENTZOU
2024 NICOSIA, CYPRUS		Title:	CCY MANAGEMENT LIMITED DIRECTOR

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